EXHIBIT 2B

            PLAN OF MERGER DATED AS OF MARCH 12, 1997
            BETWEEN FIRST NATIONAL COMMUNITY BANK AND
             FIRST NATIONAL COMMUNITY INTERIM BANK --
            INCORPORATED HEREIN BY REFERENCE AND FILED
         AS EXHIBIT B TO THE PROXY STATEMENT/PROSPECTUS
             INCLUDED IN THIS REGISTRATION STATEMENT.